UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:
August 17, 2005

(Date of Earliest Event Reported: August 17, 2005)

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information.

    On August 17, 2005, we issued a press release announcing that we have settled the purchase contracts forming a portion of our outstanding 9.00% equity security units, which were issued in June 2002.  A copy of the press release is attached hereto as Exhibit 99.A and is incorporated herein by this reference.

In addition, in connection with the review by the Securities and Exchange Commission (SEC) of our registration statement relating to the common stock issued in settlement of our equity security units we agreed to add the following to our prospectus filed with the SEC on August 16, 2005, as an additional risk factor under the section entitled “Risk Factors - Risks Related to Legal and Regulatory Matters”:

The outcome of pending governmental investigations could be materially adverse to us.

As described under the caption “Note 10. Commitment and Contingencies - Governmental Investigations” of the Notes to Condensed Consolidated Financial Statements, and “Note 17. Commitment and Contingencies - Governmental Investigations” of the Notes to Consolidated Financial Statements, included in this prospectus, we are subject to numerous governmental investigations including those involving our round trip trades, price reporting of transactional data to the energy trade press, natural gas and oil reserve revisions, sales of crude oil of Iraqi origin under the United Nation’s Oil for Food Program and the rupture of one of our pipelines near Carlsbad, New Mexico. These investigations involve, among others, one or more of the following governmental agencies: the SEC, FERC, U.S. Attorney, grand jury of the U.S. District Court for the Southern District of New York, U.S. Senate Permanent Subcommittee of Investigations, House of Representatives International Relations Subcommittee, U.S. Department of Transportation Office of Pipeline Safety, National Transportation Safety Board and the Department of Justice. We are cooperating with the governmental agency or agencies in each of these investigations. The outcome of each of these investigations is uncertain. Because of the uncertainties associated with the ultimate outcome of each of these investigations and the costs to the Company of responding and participating in these on-going investigations, no assurance can be given that the ultimate costs to, and sanction(s), if any, that may be imposed upon, us will not have a material adverse effect on our business, financial condition or results of operation.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description

99.A	Press Release dated August 17, 2005.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, El Paso Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ D. Mark Leland
D. Mark Leland
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

Dated:  August 17, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.A	Press Release dated August 17, 2005.